UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 1, 2010 (June 28, 2010)
Date of Report (date of earliest event reported)
SKYPEOPLE FRUIT JUICE, INC.
(Exact name of Registrant as specified in its charter)
Florida	000-32249	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
16F, National Development Bank Tower, No. 2, Gaoxin 1st Road, Xi’an, China
(Address of principal executive offices, including zip code)
011-86-29-88377216
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective at the 2010 Annual Meeting of Shareholders (the “Annual Meeting”) of SkyPeople Fruit Juice, Inc., a Florida corporation (the “Company”) held on June 28, 2010, Mr. Robert B. Fields has retired from his position on the Company’s Board of Directors (the “Board”).  Mr. Fields had been a member of the Company’s Board since April 2008, and was a member of the Compensation Committee and Audit Committee of the Board prior to his retirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYPEOPLE FRUIT JUICE, INC.

Date: July 1, 2010	By: /s/ Spring Liu Spring Liu Chief Financial Officer